PRIVILEGED AND CONFIDENTIAL

ATTORNEY-CLIENT COMMUNICATION

ATTORNEY WORK PRODUCT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2017

OSIRIS THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on December 1, 2016, a NASDAQ Hearings Panel (the “Hearings Panel”) granted a request from Osiris Therapeutics, Inc. (the “Company”) for an extension until March 10, 2017 in order to regain compliance with NASDAQ continued listing requirements with respect to its delayed Form 10-K for 2015 and its delayed Forms 10-Q for 2016.

NASDAQ Listing Rule 5620(a) (the “Annual Meeting Rule”) requires the Company to hold an annual meeting of shareholders (“Annual Meeting”) within twelve months of the end of the Company’s fiscal year. Because the Company did not hold an annual meeting during 2016, the Company is not in compliance with the Annual Meeting Rule. On January 6, 2017, the Company received an anticipated letter from The NASADAQ Stock Market, which stated that the Company’s failure to hold its annual meeting by December 31, 2016 serves as an additional basis for delisting the Company’s common stock and that the Hearings Panel will consider this matter in their decision regarding the Company’s continued NASDAQ listing. The letter also stated that the Company should present its views with respect to this additional deficiency to the Hearings Panel in writing by January 13, 2017. The Company intends to submit a response to the Hearings Panel on or prior to that date.

Forward Looking Statements

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such forward-looking statements include statements regarding the timing or outcome of the NASDAQ listing qualification deficiency process or the ability of the Company to successfully maintain its NASDAQ listing, the timing or outcome of the previously announced restatement of its prior period financial statements, including the materiality, significance, nature, subject matter, timing or quantitative effects of the Company’s restated financial statements, the transition to a new independent registered public accounting firm, the timing of the audit of the Company’s 2015 and 2016 financial statements, the timing of the filing of the Company’s delinquent periodic reports with the Securities and Exchange Commission (“SEC”) or the timing of the Company’s Annual Meeting. We caution you not to place undue reliance on any such forward-looking statements. Several factors could cause actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, the identification of additional errors in the restated financial statements, changes in the scope or focus of the accounting adjustments, the risk that additional information may arise prior to the expected filing with the SEC of the restated financial statements, the preparation of our restated financial statements or other subsequent events that would require us to make additional adjustments. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC, including its Annual Reports on Form 10-K. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

	By:	/s/ GREGORY I. LAW
Gregory I. Law
Chief Financial Officer

Date: January 12, 2017

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